PROSPERITY BANCSHARES, INC.®

Real bankers... not just a bank.®

EXHIBIT 99.1

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
Statements contained in this presentation which are not historical facts and which pertain to future operating results of Prosperity
Bank and its subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation reform Act of
1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the company’s periodic filings with the SEC. Copies of the SEC filings for Prosperity Bancshares may be downloaded from the Internet at no charge from www.prosperitybanktx.com.
®

Corporate Profile
Corporate Profile
A Texas based Financial Holding Company with approximately $9 billion in assets
2 largest Texas based commercial bank by Texas deposits
Strong balance sheet growth – 10 year CAGR of 31% loans, 30%
deposits and 31% assets
Strong earnings growth – 10 year CAGR of 15% for EPS (diluted) and
33% for net income
Shareholder driven with approximately 11% inside ownership
Excellent asset quality – Net Charge Offs / Average Loans of 0.12% for three months ending December 31, 2009
Excellent cost control – under 50% efficiency ratio
Since 2000, integrated over 20 successful acquisitions
a Track Record of Success
nd

4Q09 Highlights
4Q09 Highlights
Net Interest Margin was 4.24% for the three months ended December 31,
2009
Non- Performing Assets to Average Earning Assets remain low at 0.22%
or $16.356 million
Strong Earnings of $30.569 million or $0.65 per share (diluted) and
1.39% Return on Assets for the three months ended December 31, 2009
Tangible Common Equity Ratio increases 40 basis points to 5.53%

PROSPERITY BANK®

Duncan
Ardmore
Hugo
Idabel
Nashville
Wichita Falls
Sherman
Paris
Hope
Texarkana
Mount Pleasant
Abilene
Longview
Midland
Big Spring
Stephenville
Odessa
Brownwood
TEXAS
San Angelo
Brady
Killeen
Waco
Lufkin
Crockett
Jasper
Temple
Huntsville
Pecos
Lake Charles
Beaumont
Port Arthur
Boquillas del Carmen
Acuña
Piedras Negras
Laredo
Victoria
Beeville
Ciudad Sabinas Hidalgo

Banking Center Network
Banking Center Network
Sources:  SNL Financial and MapPoint
Texas has five of the
nation’s top 20 cities
in population:
4  Houston
7  San Antonio
9  Dallas
16  Austin
17  Fort Worth
161 Full Service Locations
9 in Bryan/ College Station Area
27 in Central Texas Area
24 in Dallas/ Fort Worth Area
20 in East Texas Area
54 in Houston Area
27 in South Texas Area
The Houston MSA is
the nation’s 6th
largest regional area
with 5.6 million
residents
The Dallas/ Fort
Worth MSA is the
nation’s 4th largest
regional area with
6.1 million residents
Including U.S. Bank Branch Acquisitions

Navasota
Lake Conroe
Willis
Sam Houston National Forest
Cut and Shoot
Conroe
Cleveland
Splendora
Shenandoah
The Woodlands
Prairie View
Tomball
Hempstead
Waller
Kingwood
Dayton
Liberty
Humble
T E X A S
Bellville
Jersey Village
Aldine
Greens Bayou
Barrett
Mont Belvieu
San Felipe
Sealy
Brookshire
Hunters Creek Village
Houston
Highlands
Bunker Hill Village
Simonton
Baytown
Pasadena
Wallis
Bellaire
Galveston Bay
Sugar Land
Missouri City
Pearland
Taylor Lake Village
East Bernard
Rosenberg
Friendswood
Bacliff
Kendleton
Smithers Lake
League City
Texas City
Alvin
Needville
Hillcrest
La Marque
Wharton
Oyster Creek
Hitchcock
Newgulf
Tiki Island
Boling
Danbury
West Columbia
Austin Bayou
Angleton
Jamaica Beach
Brazoria
Van Vleck
Sweeny
Lake Jackson
Oyster Creek
Freeport

Tioga
Howe
Van Alstyne
Sanger
Pilot Point
Celina
Anna
Krum
Denton
C O L L I N
McKinney
Princeton
D E N T O N
Frisco
Farmersville
Corinth
Argyle
Allen
Justin
The Colony
Lucas
Flower Mound
Lewisville
Plano
Wylie
Trophy Club
Coppell
Carrollton
Sachse
Royse City
TARRANT
Southlake
Grapevine
Richardson
Garland
Rockwall
North Richland Hills
Keller
Colleyville
University Park
ROCKWALL
Heath
Hurst
Haltom City
Grand Prairie
Dallas
Sunnyvale
Mesquite
Arlington
Cockrell Hill
Fort Worth
Pantego
Balch Springs
Edgecliff Village
Duncanville
D A L L A S
Hutchins
Seagoville
Everman
Crowley
DeSoto
Mansfield
Cedar Hill
Lancaster
Burleson
Ovilla
Combine
Midlothian
Oak Leaf
Ferris
Joshua
J O H N S O N
Palmer
Alvarado
Waxahachie
E L L I S
Ennis
Maypearl

PRSP Pro Forma Banking Center Map 6 Dallas, TX Houston, TX Prosperity Bancshares First Banks, Inc. Prosperity Bancshares First Banks, Inc.

Balance Sheet Summary
Balance Sheet Summary
As Originally Reported
$ in millions
$0
$1,200
$2,400
$3,600
$4,800
$6,000
$7,200
$8,400
$9,600
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Loans
Deposits
Assets
Equity
5 year CAGR
Loans = 27%
Deposits = 26%
Assets = 27%
Total footings as of 12/31/09
Loans = $3.377 bil.
Deposits = $7.259 bil.
Assets = $8.850 bil.

$0.65
$0.49
$2.41
$1.59
$1.77
$1.94
$2.06
$2.09
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
2004 2005 2006 2007 2008 2009 4Q 2008 4Q 2009
EPS Growth Diluted
EPS Growth Diluted
* **
*Excludes the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million.
**Excludes the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million.

Deposit Composition
Deposit Composition
Non-interest
Bearing DDA
20.56%
MMA &
Savings
26.76%
Interest
Bearing DDA
19.17%
CDs & IRAs
<$100,000
16.65%
CDs & IRAs
>$100,000
16.86%
$ in thousands
4Q09 Cost of Deposits= 1.01%
December 31, 2009
Amount % of total
Non-interest Bearing DDA $ 1,492,612 20.56%
Interst Bearing DDA 1,391,133 19.17
MMA & Savings 1,942,369 26.76
CD's & IRA's<100m 1,208,658 16.65
CD's & IRA's>100m 1,223,778 16.86
Total Deposits $ 7,258,550 100.00%

Net Interest Margin
*
Net Interest Margin
*
4.04%
4.08%
4.24%
3.98%
3.65%
4.15%
4.10%
4.12%
4.07%
4.09%
4.03%
3.93%
3.60%
3.70%
3.80%
3.90%
4.00%
4.10%
4.20%
4.30%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
* Tax equivalent- annualized
Net Interest Margin for 2007 = 4.06%
Net Interest Margin for 2008 = 3.96%
Net Interest Margin for 2009 = 4.08%

$0
$400
$800
$1,200
$1,600
$2,000
$2,400
$2,800
$3,200
$3,600
2004 2005 2006 2007 2008 2009
30.00%
35.00%
40.00%
45.00%
50.00%
55.00%
60.00%
65.00%
70.00%
Loans
Loan / Deposit
Ratio
11
Loan Growth
Loan Growth
$ in millions

Loan Portfolio
Loan Portfolio
Home Equity
3.48%
Agriculture
4.01%
Consumer
3.03%
1-4 Family
Residential
21.00%
Commercial
12.31%
Construction
16.51%
Commercial
R.E.
39.66%
$ in thousands
Loans/ Deposits: 46.5%
December 31, 2009
Construction Loan Breakout
Approximate $ in million
CRE Loan Breakout
Approximate $ in million
Owner Occupied:      $614
Office Building:               $81
Multi-family:                 $78
Strip Center: $151
Church: $92
Other: $323
Amount % of total
Commercial R.E. $ 1,339,219 39.66%
Commercial 415,512 12.31
Construction 557,245 16.51
1-4 Family Residential 709,101 21.00
Consumer 102,436 3.03
Agriculture 135,529 4.01
Home Equity 117,661 3.48
Gross Loans $ 3,376,703 100.0%
$146 Single Family:
Land Development: $89
Raw Land:
Lots:
$79
$153
Commercial/ Other: $90

Asset Quality – NPA*/ Loans + OREO
*
Includes loans past due 90 days and still accruing
Asset Quality – NPA*/ Loans + OREO
*
Includes loans past due 90 days and still accruing
Source: SNL Financial
Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008
Note: 4Q09 does not include IBOC, or MCBI as they have yet to report 4Q09 earnings
13
0.48%
0.40%
0.49%
0.05%
0.09%
0.17%
0.13%
0.38%
0.00%
0.48%
0.64%
0.40%
3.24%
2.26%
1.18%
0.84%
1.02% 0.97%
0.83%
0.70%
0.97%
3.24%
3.22%
2.26%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2001 2002 2003 2004 2005 2006^ 2007^ 2008^ 2009^ 4Q08^ 3Q09^ 4Q09^
PRSP NPA*/Loans + OREO
Peer NPA*/Loans + OREO

Asset Quality – NCO/Average Loans
Asset Quality – NCO/Average Loans
0.54%
0.23%
0.40%
0.06%
0.08%
0.06%
0.03%
0.04%
0.18%
0.23%
0.30%
0.47%
0.36%
0.92%
0.32%
0.30%
0.19%
0.20%
0.19%
0.13%
0.48%
1.23%
0.98%
0.80%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2001 2002 2003 2004 2005 2006^ 2007^ 2008^ 2009^ 4Q08^ 3Q09^ 4Q09^
PRSP NCO / Loans Peer NCO / Loans
Source: SNL Financial
Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI
^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008
Note: 4Q09 does not include IBOC, or MCBI as they have yet to report 4Q09 earnings
(Annualized)

Contact Information
Contact Information
Corporate Headquarters Investor Contacts
Prosperity Bank Plaza David Zalman
4295 San Felipe Chairman & Chief Executive Officer
Houston, Texas  77027 979.543.2200
david.zalman@prosperitybanktx.com
281.269.7199  Telephone Dan Rollins
281.269-7222  Fax President & Chief Operating Officer
www.prosperitybanktx.com 281.269.7199
dan.rollins@prosperitybanktx.com
David Hollaway
Chief Financial Officer
979.543.2200
david.hollaway@prosperitybanktx.com

4th Quarter 2009 Earnings

Financial Highlights
Financial Highlights
As Originally Reported
($ in thousands, except EPS)
2004 2005 2006 2007 2008 2009
Non Interest Income
$23,071 $30,021 $33,982 $52,923 $52,370 $60,097
Net Interest Income
$81,967 $110,897 $138,145 $200,435 $227,729 $307,101
Net Income
$34,707 $47,860 $61,725 $90,635 $93,623 $111,879
Book Value Per Share
$12.32 $16.69 $20.26 $25.54 $27.24 $29.03
Tangible Book Value Per Share
$4.96 $6.48 $6.62 $7.42 $7.43 $9.43
ROAA
1.36% 1.42% 1.49% 1.49% 1.33% 1.26%
ROAE
14.27% 11.56% 10.24% 8.72% 7.85% 8.57%
ROAE- tangible
33.41% 29.88% 31.53% 32.34% 26.77% 28.66%
Efficiency Ratio
49.45% 48.93% 45.29% 46.29% 46.51% 46.27%
Leverage Ratio
6.30% 7.83% 7.76% 8.09% 5.68% 6.47%
Tier I Risk Capital
13.56% 15.34% 13.52% 13.13% 10.27% 12.61%
Total Risk Capital
14.67% 16.37% 14.55% 14.11% 11.17% 13.86%
Tangible Ratio
4.38% 5.46% 5.24% 5.88% 4.19% 5.53%
* **
*ROAA, ROAE, and ROAE tangible does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million.
**ROAA, ROAE, and ROAE tangible does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million.

PRSP Acquisitions
PRSP Acquisitions
Branch Acquisitions
Date of
Announcement Seller
# of
Branches
Branch
Type
Branch
Locale
State
Amount of
Deposits
Transferred
($000)
Deposit
Premium
($000)
Premium/
Deposits (%)
Assets
Transferred:
Loan? Y or N
1 11/7/2008 Franklin Bank 46 Bank TX 3,700,000 60,000 1.71 Yes
2
10/22/2007 Banco Popular North America 6 Bank TX 140,000 NA 10.1 Yes
3
6/15/2000 Compass Bancshares, Inc. 5 Bank TX 87,000 NA NA Yes
4
2/27/1998 Grimes County Capital Corporation 1 Bank TX 5,900 250 4.24 No
5
3/30/1997 Wells Fargo & Company 1 Bank TX NA NA NA No
6
3/11/1996 Victoria Bankshares, Inc. 1 Bank TX 46,000 NA NA Yes
Date of
Announcement Seller
# of
Branches City State Type Consideration
Accounting
Method
PRSP
Assets
($000)
Sellers'
Assets
($000)
Sellers'
Assets
Contribution
(%)
Deal
Value
($000)
1
02/07/08 1st Choice Bancorp, Inc. 1 Houston
TX
Bank Mixed Purchase 6,372,343 313,900 4.69 66.2
2
05/01/07 The Bank of Navasota 1 Navasota TX Bank Common Stock Purchase 6,247,926 72,300 1.14 17.1
3
07/19/06 Texas United Bancshares, Inc. 34 La Grange
TX
Bank Common Stock Purchase 4,547,220 1,818,000 27.82 357.1
4
11/16/05 SNB Bancshares, Inc. 6 Houston
TX
Bank Mixed Purchase 3,493,972 1,121,747 24.30 242.7
5
09/12/05 Grapeland Bancshares, Inc. 2 Grapeland
TX
Bank Common Stock Purchase 3,479,747 73,000 2.15 7.3
6
10/26/04 FirstCapital Bankers, Inc. 20 Corpus Christi
TX
Thrift Common Stock Purchase 2,709,169 773,566 22.21 135.7
7
05/12/04 Village Bank and Trust 1 Austin TX Thrift Cash Purchase 2,449,553 110,400 4.31 20.2
8
04/26/04 Liberty Bank 4 Austin
TX
Thrift Mixed Purchase 2,449,553 186,000 7.06 42.0
9
10/06/03 First State Bank of North Texas 3 Dallas
TX
Bank Mixed Purchase 2,078,532 93,900 4.32 21.3
10
07/21/03 Mainbancorp 3 Dallas
TX
Bank Mixed Purchase 1,983,277 195,700 8.98 39.7
11
03/05/03 BankDallas SSB 1 Dallas
TX
Thrift Cash Purchase 1,822,256 40,716 2.19 7.0
12
02/03/03 Abrams Centre Bancshares, Inc. 1 Dallas
TX
Bank Cash Purchase 1,822,256 95,388 4.97 16.3
13
08/15/02 First National Bank of Bay City 1 Bay City
TX
Bank Cash Purchase 1,360,356 28,174 2.03 5.0
14
07/15/02 Southwest Bank Holding Company 2 Dallas TX Bank Cash Purchase 1,289,637 127,055 8.97 21.0
15
05/02/02 Paradigm Bancorporation, Incorporated 8 Houston
TX
Bank Common Stock Purchase 1,289,637 259,262 16.74 41.6
16
04/26/02 First State Bank 1 Needville
TX
Bank Cash Purchase 1,289,637 17,539 1.36 3.7
17
02/22/02 Texas Guaranty Bank, N.A. 2 Houston
TX
Bank Cash Purchase 1,262,152 75,019 5.61 11.8
18
11/08/00 Commercial Bancshares, Inc. 12 Houston
TX
Bank Common Stock Pooling 693,079 401,271 36.67 53.3
19
06/21/99 South Texas Bancshares, Inc. 3 Beeville
TX
Bank Cash Purchase 461,903 142,091 23.53 23.4
20
06/05/98 Union State Bank 1 East Bernard
TX
Bank Cash Purchase 339,287 79,174 18.92 17.6
At Announcement

Historical Loan Composition
Historical Loan Composition
$ in millions
12/31/2004 12/31/2005 12/31/2006 12/31/2007 12/31/2008 12/31/2009
CAGR
Loan Composition
Commercial $ 144.4 13.9% $ 222.8 14.4% $ 297.7 13.7% $ 453.6 14.5% $ 499.1 14.0% $ 415.5 12.3% 23.5%
Construction $ 109.6 10.6% $ 206.7 13.4% $ 433.2 19.9% $ 683.2 21.7% $ 666.1 18.6% $ 557.2 16.5% 38.4%
1-4 Family Residential $ 260.5 25.2% $ 313.2 20.3% $ 377.0 17.3% $ 526.3 16.7% $ 668.1 18.7% $ 709.1 21.0% 22.2%
Home Equity $ 34.5 3.3% $ 58.7 3.8% $ 63.4 2.9% $ 93.9 3.0% $ 107.0 3.0% $ 117.7 3.5% 27.8%
Commercial Real Estate $ 389.6 37.7% $ 619.3 40.3% $ 881.1 40.5% $ 1,148.7 36.6% $ 1,343.4 37.7% $ 1,339.2 39.7% 28.0%
Agriculture $ 44.1 4.2% $ 56.3 3.6% $ 57.4 2.6% $ 114.0 3.6% $ 145.7 4.1% $ 135.5 4.0% 25.2%
Consumer $ 52.9 5.1% $ 65.1 4.2% $ 66.7 3.1% $ 123.2 3.9% $ 137.7 3.9% $ 102.4 3.0% 14.1%
Total Loans $ 1,035.6 100.0% $ 1,542.1 100.0% $ 2,176.5 100.0% $ 3,142.9 100.0% $ 3,567.1 100.0% $ 3,376.7 100.0% 26.7%

4th Quarter 2009 Earnings